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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  October 18, 1995



                        AMERICAN HEALTH PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-9381                     95-4084878
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)



    6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1800
                ENGLEWOOD, COLORADO                                 80111
      (Address of principal executive offices)                   (Zip Code)



      Registrant's telephone number, including area code:  (303) 796-9793





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)         Exhibits

 1.1 Underwriting Agreement Basic Provisions dated October 17, 1995 (without exhibits)

 1.2        Terms Agreement dated October 17, 1995


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 18, 1995                 AMERICAN HEALTH PROPERTIES, INC.
                                        (Registrant)



                                        By: /s/ Michael J. McGee
                                           -----------------------------------
                                              Michael J. McGee
                                              Treasurer





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                                EXHIBIT INDEX



EXHIBIT
NUMBER               EXHIBIT DESCRIPTION                                      PAGE
-------              -------------------                                      ----
  1.1        Underwriting Agreement Basic Provisions dated October 17, 1995
             (without exhibits)

  1.2        Terms Agreement dated October 17, 1995